UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

-----------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

--------------------------------------

October 10, 2000
Date of Report (Date of Earliest Event Reported)

GLADSTONE RESOURCES, INC.

State of Delaware	1-1525	91-0234563
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Oak Lawn, Suite 590, LB 49
Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

214-528-9710
(Registrant's Telephone Number, Including Area Code)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On October 10, 2000, Gladstone Energy, Inc. (the "Company") disposed of 100% of the Company's interest in and to the Company's San Juan County, New Mexico properties (the "Disposition"). The purchaser of the interest was EXCO Resources, Inc., 5735 Pineland, Suite 235, Dallas, TX 75231 for a purchase price of $267,000.00. The sale of the 100% interest in the San Juan properties represents approximately 26.8% of the Company's oil and gas interests.

The use of the funds from the sale have not been determined.
ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)	Financial statements - not applicable.
(b.)	Pro forma financial information.
1) Gladstone Energy, Inc. proforma balance sheet as of June 30, 2000 (unaudited).

2) Gladstone Energy, Inc. proforma statement of operations for the year ending December 31, 1999 (unaudited)

3) Gladstone Energy, Inc. pro forma statement of income for the six months ending June 30, 2000 (unaudited).
(c.)	The exhibits listed on the accompanying Exhibit Index immediately following the signature page are filed as part of, or incorporated by reference into, this Current Report of Form 8-K.

GLADSTONE ENERGY, INC.
PRO FORMA FINANCIAL STATEMENTS

JUNE 30, 2000

On October 10, 2000, the Company completed the sale of 100% of the Company's interest in and to the San Juan County, New Mexico properties.

The transaction will be recorded as a gain on sale of assets sold at their fair values.

The pro forma financial statements may not be indicative of the actual results of the sale. The accompanying proforma financial statements should be read in connection with the historical statements of Gladstone Energy, Inc.

GLADSTONE ENERGY, INC.
PRO FORMA BALANCE SHEET
(UNAUDITED)

JUNE 30, 2000

	Historical statements	Prior Pro Forma adjustments	Current Pro Forma adjustments	Pro Forma Results

ASSETS:
CURRENT ASSETS:
Cash	$ 41,494	$ 1,000 (2)	$ 267,000 (4)	$ 309,494
Accounts receivable	57,373	(13,527) (1)	(10,677) (5)	33,169
TOTAL CURRENT ASSETS	98,867	(12,527)	256,323	342,663

PROPERTY AND EQUIPMENT:
Gas and oil properties (successful efforts method)	929,476	(102,022) (1)	(534,757) (5)	292,697
Field equipment	18,628	-	-	18,628
	948,104	(102,022)	(534,757)	311,325
Accumulated depletion and depreciation	(510,824)	20,472 (1)	425,930 (5)	(64,422)
TOTAL PROPERTY AND EQUIPMENT	437,280	(81,550)	(108,827)	246,903

OTHER ASSETS:
Cost in excess of amount assigned to net assets in New Mexico at date of acquisition, net of amortization	33,690	-	(33,690) (5)	-
Loan origination fees, net of amortization	4,770	-	-	4,770
TOTAL OTHER ASSETS	38,460	-	(33,690)	4,770

TOTAL ASSETS	$ 574,607	$ (94,077)	$ 113,806	$ 594,336

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accounts payable	$ 12,911	$ (2,141)	$ -	$ 10,770
Installment note payable to bank	55,000	(55,000) (1)	-	-
TOTAL CURRENT LIABILITIES	67,911	(57,141)	-	10,770

LONG-TERM LIABILITIES:
Long term portion of note payable to bank	145,000	(145,000) (1)	-	-
TOTAL LONG-TERM LIABILITIES	145,000	(145,000)	-	-

STOCKHOLDERS' EQUITY:
Common stock	849	-	-	849
Capital in excess of stated value	1,379,285	-	-	1,379,285
Retained earning (deficit)	(1,018,438)	108,064	113,806	(796,568)
TOTAL STOCKHOLDERS' EQUITY	361,696	108,064	113,806	583,566

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 574,607	$ (94,077)	$ 113,806	$ 594,336

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE YEAR ENDING DECEMBER 31, 1999

	Historical statements	Prior Pro Forma adjustments (1)	Current Pro Forma adjustments (5)	Pro Forma results

SALES:
Gas and oil	$ 223,943	$ (48,360)	$ (56,031)	$ 119,552

COST OF SALES:
Production taxes	24,346	(4,388)	(4,419)	15,539
Well operating expense	72,242	(14,947)	(19,686)	37,609
TOTAL COST OF SALES	96,588	(19,335)	(24,105)	53,148
GROSS PROFIT ON SALES	127,355	(29,025)	(31,926)	66,404

EXPENSES:
Oil and gas prospect expense	24,491	-	-	24,491
Dry hole and abandonment loss	114,388	-	-	114,388
Depletion	56,973	(9,768)	(21,710)	25,495
Depreciation and amortization	8,724	-	(6,338)	2,386
General and administrative	43,115	-	-	43,115
Interest	9,862	(2,958)	-	6,904
Taxes	8,050	-	-	8,050
Legal, auditing and accounting	75,501	-	-	75,501
TOTAL EXPENSES	341,104	(12,726)	(28,048)	300,330
	(213,749)	(16,299)	(3,878)	(233,926)

OTHER INCOME
Interest and dividend income	9,683	-	-	9,683
Income (loss) before taxes	(204,066)	(16,299)	(3,878)	(224,243)
Income taxes	-	-	-	-
NET INCOME (LOSS)	$ (204,066)	$ (16,299)	$ (3,878)	$ (224,243)

EARNINGS/(LOSS) PER SHARE:
Basic:	$ (.24)	$ (.02)	$ (.00)	$ (.26)
Diluted:	$ (.24)	$ (.02)	$ (.00)	$ (.26)

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE SIX MONTHS ENDING JUNE 30, 2000

	Historical statements	Prior Pro Forma adjustments (1)	Current Pro Forma adjustments (5)	Pro Forma results

SALES:
Gas and oil	$ 220,830	$ (53,733)	$ (38,499)	$ 128,598

COST OF SALES:
Production taxes	24,871	(6,476)	(3,043)	15,352
Well operating expense	39,315	(7,850)	(12,175)	19,290
TOTAL COST OF SALES	64,186	(14,326)	(15,218)	34,642
GROSS PROFIT ON SALES	156,644	(39,407)	(23,281)	93,956

EXPENSES:
Dry hole and abandonment loss	84,975	-	-	84,975
Depletion	44,508	(9,742)	(10,842)	23,924
Depreciation and amortization	7,849	(682)	(3,189)	3,978
General and administrative	24,222	-	-	24,222
Interest	10,886	(10,886)	-	-
Taxes	2,452	-	-	2,452
Legal, auditing and accounting	14,730	-	-	14,730
TOTAL EXPENSES	189,622	(21,310)	(14,031)	154,281
	(32,978)	(18,097)	(9,250)	(60,325)

OTHER INCOME
Interest and dividend income	19	-	-	19
Income (loss) before taxes	(32,959)	(18,097)	(9,250)	(60,306)
Income taxes	-	-	-	-
NET INCOME (LOSS)	$ (32,959)	$ (18,097)	$ (9,250)	$ (60,306)

EARNINGS/(LOSS) PER SHARE:
Basic:	$ (.04)	$ (.02)	$ (.01)	$ (.07)
Diluted:	$ (.04)	$ (.02)	$ (.01)	$ (.07)

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
NOTES TO PRO FORMA FINANICAL STATEMENTS
JUNE 30, 2000

(1)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the sale of 30% of the Righthand Creek oil property as of June 30, 2000, and the six month period ending June 30, 2000.

(2)	To reflect the cash proceeds from the sale of the Righthand Creek property.

	Gross proceeds	$ 201,000
	Note Payoff	(200,000)
	Net proceeds	$ 1,000

(3)	To reflect the estimated gain for proforma financial statement purposes for the sale of Righthand Creek property:

	Sales price	$ 201,000
	Cost of 30% of property	(102,022)
	Accumulated depletion and depreciation	20,472
	Estimated gain	$ 119,450

(4)	To reflect the cash proceeds from the sale of the San Juan, New Mexico property:

	Gross proceeds	$ 267,000
	Net proceeds	$ 267,000

(5)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the sale of 100% of the San Juan, New Mexico gas properties on October 10, 2000, but effective for production purposes as of August 1, 2000, for the six months ended June 30, 2000.

(6)	To reflect the estimated gain for proforma financial statement purposes for the sale of the San Juan New Mexico property:

	Sales price	$ 267,000
	Cost of property	(534,757)
	Cost in excess of assets purchased	(337,000)
	Accumulated depletion and depreciation	425,930
	Accumulated amortization	303,310
	Estimated gain	$ 124,483

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE ENERGY, INC.

By:
 Johnathan M. Hill
President

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION
2.1	Purchase and Sale Agreement made and entered into as of the 10th day of October, 2000 between Gladstone Energy, Inc., as Seller, and EXCO Resources, Inc., as Purchaser.
2.2	Assignment and Bill of Sale dated October 10, 2000, effective as to accounting for production as of August 1, 2000.